1

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

1,500

NATIONAL CITY CORPORATION

SPECIMEN

TOTAL AUTHORIZED ISSUE 1,725
NO PAR VALUE PER SHARE
9.875% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F
$100,000 liquidation preference per share

See Reverse for
Certain Definitions

This is to Certify that Wilmington Trust Company is the owner of

ONE THOUSAND FIVE HUNDRED .... fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated January 30, 2008

Peter E. Raskind, President

Carlton Langer, Assistant Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF TRANSFERS MIN ACT-..............Custodian .... (Cust) (Minor)	
TEN ENT	- as tenants by the entireties	under Uniform Transfers to Minors Act.. (State)	
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list

For value received ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

______________________________ *Shares*

represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________ *Attorney*

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________ ______

In presence of

____

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE ADDRESSED TO THE CORPORATION.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934.